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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     November 26, 2002
                                                     ---------------------------

                           Bond Securitization, L.L.C.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           333-72708                            36-4449120
------------------------------  -----------------------------------------------
    (Commission File Number)   (Registrant's I.R.S. Employer Identification No.)


        1 Bank One Plaza, Chicago, Illinois                             60670
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     (Address of Principal Executive Offices)                        (Zip Code)

                                 (312) 732-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On November 26, 2002, the Registrant caused the issuance and sale by New South Motor Vehicle Trust 2002-A (the "Issuer"), of the U.S.$35,000,000 Class A-1 1.44% Asset Backed Notes due December 15, 2003, U.S.$45,400,000 Class A-2 1.94% Asset Backed Notes due December 15, 2005 and U.S.$56,951,213 Class A-3 3.03% Asset Backed Notes due November 15, 2010 (the "Notes") described in a Prospectus Supplement dated November 18, 2002 to Prospectus dated November 18, 2002.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.


Exhibit
  No.    Document Description
-------  --------------------

(a)            Not applicable
(b)            Not applicable
(c)
               Exhibit 1.1 Underwriting Agreement dated November 18, 2002 among the Registrant, New South Federal Savings Bank and the Banc One Capital Markets, Inc.
               Exhibit 4.1 Amended and Restated Trust Agreement dated November 26, 2002 among the Registrant, as depositor, Wilmington Trust Company, as owner trustee and New South Federal Savings Bank.
               Exhibit 4.2 Indenture dated November 26, 2002 between New South Motor Vehicle Trust 2002-A, by Wilmington Trust Company, not in its individual capacity but solely as owner trustee, as issuer and the JPMorgan Chase Bank, as indenture trustee (including forms of Notes).
               Exhibit 4.3 Note Guaranty Insurance Policy dated as of November 26, 2002 issued by Ambac Assurance Corporation.
               Exhibit 4.4 Sale and Servicing Agreement dated November 26, 2002 among New South Federal Savings Bank, the Registrant, New South Motor Vehicle Trust 2002-A, by Wilmington Trust Company, not in its individual capacity but solely as owner trustee and the JPMorgan Chase Bank, as indenture trustee.
               Exhibit 10.1 Purchase Agreement dated November 26, 2002 among the
                            Registrant and New South Federal Savings Bank.
               Exhibit 10.2 Insurance and Indemnity Agreement dated November 26,
                            2002 among Ambac Assurance Corporation, as insurer, New South Motor Vehicle Trust 2002-A, as issuer, New South Federal Savings Bank, the Registrant and JPMorgan Chase Bank, as indenture trustee.
               Exhibit 10.3 Indemnification Agreement dated November 26, 2002 among Ambac Assurance Corporation, as insurer and Banc One Capital Markets, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 10, 2002                                   BOND SECURITIZATION, L.L.C.

                                                    By: /s/ James R. Pomposelli
                                                        -----------------------
                                                    Name: James R. Pomposelli
                                                    Title: President

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                                INDEX TO EXHIBITS

Exhibit
No.            Document Description
---            --------------------

Exhibit 1.1 Underwriting Agreement dated November 18, 2002 among the Registrant, New South Federal Savings Bank and the Banc One Capital Markets, Inc.
Exhibit 4.1 Amended and Restated Trust Agreement dated November 26, 2002 among the Registrant, as depositor, Wilmington Trust Company, as owner trustee and New South Federal Savings Bank.
Exhibit 4.2    Indenture dated November 26, 2002 between New South Motor
               Vehicle Trust 2002-A, by Wilmington Trust Company, not in its individual capacity but solely as owner trustee, as issuer and the JPMorgan Chase Bank, as indenture trustee (including forms of Notes).
Exhibit 4.3 Note Guaranty Insurance Policy dated as of November 26, 2002 issued by Ambac Assurance Corporation.
Exhibit 4.4 Sale and Servicing Agreement dated November 26, 2002 among New South Federal Savings Bank, the Registrant, New South Motor Vehicle Trust 2002-A, by Wilmington Trust Company, not in its individual capacity but solely as owner trustee and the JPMorgan Chase Bank, as indenture trustee.
Exhibit 10.1 Purchase Agreement dated November 26, 2002 among the Registrant and New South Federal Savings Bank.
Exhibit 10.2 Insurance and Indemnity Agreement dated November 26, 2002 among Ambac Assurance Corporation, as insurer, New South Motor Vehicle Trust 2002-A, as issuer, New South Federal Savings Bank, the Registrant and JPMorgan Chase Bank, as indenture trustee.
Exhibit 10.3 Indemnification Agreement dated November 26, 2002 among Ambac Assurance Corporation, as insurer and Banc One Capital Markets, Inc.